UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 17, 2022

DecisionPoint Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-245695	37-1644635
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1625 South Congress Avenue, Suite 103 Delray Beach, Florida	33445
(Address of principal executive offices)	(Zip Code)

 Registrant’s telephone number, including area code: (949) 465-0065

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	DPSI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 17, 2022, the stockholders of DecisionPoint Systems, Inc. (the “Company”) approved an amendment (the “Equity Plan Amendment”) to the Company’s 2014 Equity Incentive Plan (the “2014 Plan”) to increase the maximum number of shares of common stock available for issuance under the 2014 Plan from 1,100,000 to 1,600,000, which will allow the 2014 Plan to be utilized by the Company for future grants to eligible participants. The Board of Directors of the Company had previously adopted the Equity Plan Amendment, subject to approval by the stockholders.

The Equity Plan Amendment is described in the Company’s Proxy Statement on Schedule 14A (the “Proxy Statement”) filed with the U.S. Securities and Exchange Commission on September 22, 2022, and is attached thereto as Appendix A. The full text of the Equity Plan Amendment is also filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

On November 17, 2022, the Company held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, all proposed measures passed, all director nominees were elected and, on an advisory basis, the stockholders approved the compensation of the Company’s named executive officers as described in the Proxy Statement and indicated a preferred frequency of three years for future advisory votes of the Company’s stockholders to approve the compensation of the Company’s named executive officers.

The final voting results for each of the matters and candidates submitted to a vote of stockholders at the Annual Meeting are as follows:

a)	The election of six directors, each to serve until the 2023 annual meeting of stockholders:

Name of Nominee	Votes For	Withheld	Broker Non-Votes
Steve Smith	6,125,116	788	108,765
Michael Taglich	6,070,532	55,372	108,765
Stanley Jaworski	6,053,016	72,888	108,765
Richard Bravman	6,121,462	4,442	108,765
William Cooke	5,967,753	158,151	108,765
John Guttilla	6,098,684	27,220	108,765

b)	The approval of the Equity Plan Amendment:

Votes For:	5,912,754
Votes Against:	212,934
Abstentions:	216
Broker Non-Votes:	108,765

c)	The non-binding advisory vote to approve the Company’s named executive officer compensation:

Votes For:	6,087,741
Votes Against:	37,519
Abstentions:	644
Broker Non-Votes:	108,765

d)	The non-binding advisory vote to indicate the preferred frequency of stockholder advisory votes to approve named executive officer compensation:

One Year:	2,023,500
Two Years:	3,898
Three Years:	4,084,342
Abstentions:	14,164
Broker Non-Votes:	108,765

After the Annual Meeting, the Board determined, consistent with the vote of the Company's stockholders, that the Company will hold future “say-on-pay” votes every three years until the next required vote on the frequency of a say-on-pay vote is presented to stockholders.

e)	The ratification of the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year:

Votes For:	6,233,313
Votes Against:	107
Abstentions:	1,249
Broker Non-Votes:	N/A

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Exhibit Description
10.1	Amendment to the DecisionPoint Systems, Inc. 2014 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DECISIONPOINT SYSTEMS INC.

Date: November 21, 2022	By:	/s/ Melinda Wohl
	Name:	Melinda Wohl
	Title:	Vice President Finance and Administration

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